Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chuck Kretchman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of US Natural Gas Corp, for the fiscal quarter ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of US Natural Gas Corp.

Date: August 22, 2011	By:	/s/ Chuck Kretchman
Chuck Kretchman
Chief Financial Officer

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided o US Natural Gas Corp, and will be retained by US Natural Gas Corp, and furnished to the Securities and Exchange Commission or its staff upon request.